LORD ABBETT TRUST I

Lord Abbett Diversification Shares: Short Duration Completion Fund

Supplement dated June 18, 2026 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

December 1, 2025

The following table replaces the table in the subsection under “Management—Portfolio Managers” on page 10 of the summary prospectus and of the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	2024
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2024
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2024
Adam C. Castle, Partner and Head of Securitized Credit	2024
Yoana N. Koleva, Partner and Portfolio Manager	2024
Gregory H. Benz, Managing Director, Portfolio Manager	2025
Ty J. Kern, Managing Director, Portfolio Manager	2025

The following paragraph replaces the fifth paragraph under “Management and Organization of the Funds” beginning on page 33 of the statutory prospectus:

Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Adam C. Castle, Partner and Head of Securitized Credit, Yoana N. Koleva, Partner and Portfolio Manager, Gregory H. Benz, Managing Director and Portfolio Manager, and Ty J. Kern, Managing Director and Portfolio Manager. Messrs. Lee, Rocco, Castle, Benz, Kern, and Ms. Koleva joined Lord Abbett in 1997, 2004, 2015, 2021, 2016, and 2011, respectively. Mr. Kern was formerly an Investment Grade Bond Trader and Vice President at Goldman Sachs Asset Management from 2014 to 2021. Messrs. O’Brien, Lee, Rocco, Castle, Benz, Kern, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information—Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Andrew H. O’Brien[1]	15	99,018.84	8	11,497.95	22	3,393.31
Robert A. Lee[1]	18	99,694.57	11	11,608.18	1,168	6,134.26
Steven F. Rocco[1]	20	102,937.28	13	11,314.44	10	3,753.41
Adam C. Castle[1]	13	75,428.39	7	10,989.33	0	0
Yoana N. Koleva[1]	12	78,246.38	1	2,078.17	1	83.13
Gregory H. Benz[1]	5	49,258.33	0	0	0	0
Ty J. Kern[1]	4	49,120.00	0	0	0	0

1 The Fund is recently organized and has not yet commenced operations.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information—Holdings of Portfolio Managers” on page 7-1 of the SAI:

Ownership of Securities[1]	Aggregate Dollar Range of Securities
Andrew H. O’Brien	N/A
Robert A. Lee	N/A
Steven F. Rocco	N/A
Adam C. Castle	N/A
Yoana N. Koleva	N/A
Gregory H. Benz	N/A
Ty J. Kern	N/A

1 The Fund is recently organized and has not yet commenced operations. The aggregate dollar range of securities beneficially owned by the Fund’s portfolio managers will be reported in a future filing.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.